UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2014 (November 10, 2014)

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	01-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 11, 2014, Phibro Animal Health Corporation (the “Corporation”) issued a press release announcing its operating results for its first quarter, which ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this report, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 10, 2014, the Corporation held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 17,146,868 shares of Class A common stock of the Corporation and 21,512,275 shares of Class B common stock of the Corporation, which together represent 99.87% of the voting power of all shares of common stock of the Corporation as of September 15, 2014, the record date for the Meeting, and constituting a quorum for the transaction of business at the Meeting.

The stockholders of the Corporation voted on the following items at the Meeting:

1.	To elect two Class I Directors to serve until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

For more information about the foregoing proposals, see the Corporation’s 2014 Proxy Statement.

Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to ten votes per share. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Meeting.

The voting results for each of these proposals are detailed below.

1.	Election of Class I Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel M. Bendheim	227,495,692	4,347,022	426,904
Sam Gejdenson	230,864,437	978,277	426,904

Based on the votes set forth above, each director nominee was duly elected to serve until the 2017 annual meeting of stockholders and until his successor is duly elected and qualified.

2.	Ratification of the Selection of PwC as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained
232,265,400	2,760	1,458

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the selection of PwC as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

ITEM 8.01 OTHER EVENTS

On November 10, 2014, the Board of Directors of the Corporation (the “Board”) voted to decrease the size of the Board from eight directors to seven directors, eliminating the seat left vacant by the resignation of Ken Hanau on October 8, 2014. In addition, on November 10, 2014, the Board voted to elect Carol A. Wrenn to the Compensation Committee of the Board (the “Compensation Committee”), to hold office until her resignation or removal or until her successor has been duly elected and qualified. The election of Ms. Wrenn to the Compensation Committee fills the vacancy on the Compensation Committee left by the resignation of Ken Hanau on October 8, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: November 12, 2014

	By:	/s/ Thomas G. Dagger
	Name:	Thomas G. Dagger
	Title:	Senior Vice President, General Counsel
and Corporate Secretary